                                                                   EXHIBIT 10.29

                OMNIBUS AMENDMENT TO FACILITY LEASE AGREEMENTS,
                             CONSENT TO MERGER AND
                          CONFIRMATION OF GUARANTIES
                          --------------------------


     THIS AGREEMENT is made as of the 31st day of July, 1998 by and among HARBORSIDE NEW HAMPSHIRE LIMITED PARTNERSHIP, a Massachusetts limited partnership having a place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 (the "New Hampshire Lessee"); HARBORSIDE TOLEDO LIMITED PARTNERSHIP, a Massachusetts limited partnership having a place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 (the "Swanton Lessee"); HHCI LIMITED PARTNERSHIP, a Massachusetts limited partnership having a place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 (the "HHCI Lessee"); (the Swanton Lessee, the New Hampshire Lessee and the HHCI Lessee being hereinafter collectively referred to as the "Lessees" and singly as a "Lessee"); HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 (the "Guarantor"); HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation having its principal place of business at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210 ("Harborside"); and MEDITRUST COMPANY LLC, a Delaware limited liability company, having a principal address at 197 First Avenue, Needham Heights, Massachusetts 02494 ("Lessor"), successor by merger to Meditrust of Ohio, Inc. ("Meditrust-OH"), Meditrust of New Hampshire, Inc. ("Meditrust-NH"), Meditrust of Bedford, Inc. ("Meditrust-Bedford"), Meditrust of Florida, Inc. ("Meditrust-FL"), Meditrust of New Jersey, Inc. ("Meditrust-NJ"), and Meditrust Tri-states, Inc. ("Meditrust-Tri-States").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Lessor and the New Hampshire Lessee are parties to those certain Facility Lease Agreements described in EXHIBIT A attached hereto and
                                               ---------
incorporated herein by reference (collectively, the "New Hampshire Leases");

     WHEREAS, the Lessor and the Swanton Lessee are parties to that certain Facility Lease Agreement described in EXHIBIT B attached hereto and incorporated
                                      ---------
herein by reference (the "Swanton Lease");

     WHEREAS, the Lessor and the HHCI Lessee are parties to those certain Facility Lease Agreements described in EXHIBIT C attached hereto and
                                       ---------
incorporated herein by reference (collectively, the "HHCI Leases");

     WHEREAS, the New Hampshire Leases, the Swanton Lease and the HHCI Leases are hereinafter collectively referred to as the "Leases";

     WHEREAS, all capitalized terms used herein and no specifically defined shall have the meaning ascribed to them in the Leases;

     WHEREAS, the "Lease Obligations" as defined under each of the Leases are unconditionally guaranteed by (I) the Guarantor pursuant to those certain Guaranties described in EXHIBIT D attached hereto and incorporated herein by
                        ---------
reference (collectively, the "HHLP Guaranties") and (II) Harborside pursuant to those certain Guaranties described in EXHIBIT E attached hereto and incorporated
                                      ---------
herein by reference (collectively, the "HHC Guaranties");

     WHEREAS, the Lessees have requested that the Lessor consent to the proposed merger of HH Acquisition Corp. a Delaware corporation with and into Harborside pursuant to and in accordance with the Agreement and Plan of Merger, dated as of April 15, 1998, by and between HH Acquisition Corp. and Harborside (the "Merger"); and

     WHEREAS, notwithstanding anything to the contrary set forth in the any of the Leases or any of the other Lease Documents (as defined in each of the Leases), the Lessor is willing to consent to the Merger, but as a condition of such consent, the Lessor has requested that the parties hereto execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration paid, the receipt and sufficiency of which is hereby acknowledged, the Lessor and the Lessees agree as follows:

A.   CONSENT TO MERGER
     -----------------

     Notwithstanding anything to the contrary set forth in any of the Lease Documents, the Lessor hereby consents to the Merger and to the change in the control of Harborside, the Lessees, the Guarantor and the General Partner resulting from the Merger and agrees that the same shall not constitute an Event of Default under any of the Lease Documents.

B.   AMENDMENTS TO LEASES
     --------------------

     1. Effective as of the consummation of the Merger, each of the Leases is amended by adding the following definition to Article 2 immediately after the term "Casualty":

          CHANGE OF CONTROL:  The occurrence of any of the following events: (a)
          -----------------
     if, at any time prior to an IPO, Investcorp or any of its Affiliates or Subsidiaries, any Person that is a member of the senior management of Harborside as of the date of the Omnibus Amendment, or any entity the majority of the equity ownership interests of which is owned by such senior management of Harborside, shall cease to own, directly or indirectly, in the aggregate, at least 51% of the issued and outstanding voting stock of Harborside, free and clear of all Liens or (b) if, at any time after an IPO, any Person (other than Investcorp, any of its Affiliates or Subsidiaries, any Person that is a member of the senior management of Harborside as of the date of the Omnibus Amendment, any entity the majority of the equity ownership interests of which is owned by such senior management of Harborside or any Person acting in the capacity of an underwriter), whether singly or in concert with one or more Persons, shall, directly or indirectly, have acquired, or acquire the power (i) to vote or direct the voting of 30% or more, on a fully diluted basis, of the outstanding common stock of Harborside or (ii) to elect or designate for election a majority of the Board of Directors of Harborside by voting power, contract or otherwise.

          For the purposes of this definition only, the term "Affiliate" shall mean, as to any Person, (a) any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any other Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in the foregoing clause (a). For purposes of the immediately preceding sentence, control of a Person shall mean the power, direct or indirect, (x) to vote 51% or more of the securities having ordinary voting power for the election of directors of such Person, whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, proxy or otherwise.

     2. Effective as of the consummation of the Merger, each of the Leases is amended by adding the following definitions to Article 2 immediately after the term "Insurance Requirements":

          INVESTCORP:  Investcorp S.A., a Luxembourg corporation
          ----------

          IPO:  Any sale by Harborside through a public offering of its common
          ---
     (or other voting) stock pursuant to an effective registration statement (other than a registration statement on Form S-4, S-8 or any successor or similar form) filed under the Securities Act of 1933, as amended.

     3. Effective as of the consummation of the Merger, each of the Leases is amended by adding the following definition to Article 2 immediately after the term "Officer's Certificate":

          OMNIBUS AMENDMENT:  That certain Omnibus Amendment to Facility Lease
          -----------------
     Agreements, Consent to Merger and Confirmation of Guaranties, dated as of July 31, 1998, by and among the Harborside New Hampshire Limited Partnership, Harborside Toledo Limited Partnership, HHCI Limited Partnership, the Guarantor, Harborside and the Lessor.

     4.   Effective as of the consummation of the Merger, clause (a) Section
11.5.10 of each of the Leases is deleted in its entirety and is restated to thereafter read as follows:

     (A) change its fiscal year or capital structure or

     5.   Effective as of the consummation of the Merger, Sections 16.1 (h) and
(i) of each of the Leases are deleted in their entirety and are restated to thereafter read as follows:

     (H) in the event that, without the prior written consent of the Lessor, in each instance, which consent may be withheld by the Lessor in its sole and absolute discretion:

          I. there shall be a change in the Person or Persons in control of any Sublessee or any Manager (whether by operation of law or otherwise);

          II. all or any portion of the interest of any partner of Lessee in Lessee shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise);

          III. subject to Section 19.4, any of the shares of the issued and outstanding capital stock of the General Partner shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise); or

          IV. subject to Section 19.4, any portion of the interest of any partner of the Guarantor in the Guarantor shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise); or

          V.   any Change of Control occurs;

     (I) the death, incapacity, liquidation, dissolution or termination of existence of any Lessee or, subject to Section 19.4, the merger of any member of the Leasing Group with any other Person; provided, however,
                                                             --------  -------
          that notwithstanding the foregoing, a merger involving Harborside shall not constitute an Event of Default so long as (I) Harborside is the surviving entity of such merger and there is no material adverse change to the financial condition of Harborside as a result of or in connection with such merger, (II) no Change of Control occurs as a result of such merger, (III) the Lessor receives at least fifteen (15) days prior written notice of such merger and (IV) the Lessor receives such assurances, estoppels, assumptions and confirmations that it reasonably requires with respect to such merger;

     6. Effective as of the consummation of the Merger, Section 19.4 of each of the Leases is deleted in its entirety and is restated to thereafter read as follows:

          19.4  PERMITTED TRANSFERS.

          Notwithstanding anything to the contrary set forth herein or in any of the other Lease Documents, issuances and transfers of the capital stock of Harborside shall be expressly permitted; provided, that, such issuances
                                              --------  ----
     and/or transfers, whether individually or in the aggregate, do not result in any Change of Control.

          In addition, notwithstanding anything to the contrary set forth herein or in any of the other Lease Documents, (A) the issued and outstanding stock of the General Partner may be (I) transferred, on any one or more occasions, to any other Person that is wholly-owned and controlled, directly or indirectly, by Harborside or (II) pledged, on any one or more occasions, as collateral to secure the obligations under any credit facility (or other financing arrangement) now or hereafter entered into by Harborside with any institutional lender, (B) the partnership interests in the Guarantor may be (I) transferred, on any one or more occasions, to any other Person that is wholly-owned and controlled, directly or indirectly, by Harborside or (II) pledged, on any one or more occasions, as collateral to secure the obligations under any credit facility (or other financing arrangement) now or hereafter entered into by Harborside with any institutional lender, (C) the General Partner may merge into or with any other Person that is wholly-owned and controlled, directly or indirectly, by Harborside and (D) the Guarantor may merge into or with any other Person that is wholly-owed and controlled, directly or indirectly, by Harborside; provided, that (X) simultaneously with the consummation of any merger
     --------  ----
     described in clause (d), the surviving entity (if such surviving entity is not the Guarantor) executes a guaranty of the Lease Obligations in form and substance substantially similar to the Guaranty, (Y) with respect to any merger described in clause (c) or (d), the Lessor receives at least fifteen
     (15) days prior written notice of such merger and (Z) the Lessor receives such assurances, estoppels, assumptions and confirmations that it reasonably requires with respect to such merger.

C.   AMENDMENTS TO NEW HAMPSHIRE LEASES
     ----------------------------------

     1. Effective as of the consummation of the Merger, the second paragraph of Section 1.3 of each of the New Hampshire Leases is deleted in its entirety and is restated to thereafter read as follows:

          Notwithstanding anything to the contrary set forth herein, Lessee's rights to exercise the extension options granted in this Section 1.3 are subject to the further condition that concurrently with the exercise of any extension option hereunder, (I) Lessee shall have exercised its option to extend the terms of all of the Related Leases in accordance with the provisions of Section 1.3 of each of the Related Leases and (II) the Swanton Lessee shall have exercised its option to extend the term of the Swanton Lease in accordance with the provisions of Section 1.3 of the Swanton Lease.

     2. Effective as of the consummation of the Merger, each of the New Hampshire Leases is amended by deleting the definition of "Cash Flow" in its entirety from Article 2 and restating the definition of Cash Flow to thereafter read as follows:

          CASH FLOW:  The Consolidated Net Income (or Consolidated Net Loss) of
          ---------
     Lessee and the Swanton Lessee before federal and state taxes for any period plus (I) the amount of the provision for depreciation and amortization
     ----
     actually deducted on the books of the applicable Person for the purposes of computing such Consolidated Net Income (or Consolidated Net Loss) for the period involved, plus (II) Rent under the New Hampshire Leases, plus (III)
                      ----                                           ----
     "Rent" as defined under the Swanton Lease, plus (IV) management fees which
                                                ----
     are fully subordinated to the New Hampshire Lease Obligations pursuant to the Affiliated Party Subordination Agreement, plus (V) management fees
                                                   ----
     which are fully subordinated to the "Lease Obligations" (as defined under the Swanton Lease) pursuant to the "Affiliated Party Subordination Agreement" (as defined under the Swanton Lease).

     3. Effective as of the consummation of the Merger, each of the New Hampshire Leases is amended by deleting the definition of "Rent Coverage Ratio" in its entirety from Article 2 and restating the definition of Rent Coverage Ratio to thereafter read as follows:

          RENT COVERAGE RATIO:  The ratio of (I) Cash Flow for each applicable
          -------------------
     period of time to (II) the total of all New Hampshire Rent and Swanton Rent paid or payable during such period or accrued for such period.

     4. Effective as of the consummation of the Merger, each of the New Hampshire Leases is amended by deleting the definition of "Swanton Lease" in its entirety from Article 2 and restating the definition of Swanton Lease to thereafter read as follows:

          SWANTON LEASE:  That certain Facility Lease Agreement, dated as of
          -------------
     March 31, 1995 by and between Meditrust of Ohio, Inc., as lessor, and the Swanton Lessee, as lessee, as amended by that certain First Amendment to Facility Lease Agreement, dated as of December 31, 1995, and as further amended by that certain Second Amendment to Facility Lease Agreement, dated as of May 17, 1996, relating to the premises located in Swanton, Ohio, as the same may be hereafter further amended, modified, revised, renewed and/or replaced.

     5. Effective as of the consummation of the Merger, each of the New Hampshire Leases is amended by adding the following definition to Article 2 immediately after the term Swanton Lease:

          SWANTON LESSEE:  Harborside Toledo Limited Partnership, a
          --------------
     Massachusetts limited partnership.

     6. Effective as of the consummation of the Merger, each of the New Hampshire Leases is amended by adding the following definition to Article 2 immediately after the term Swanton Lessee:

          SWANTON RENT:  An amount equal to the sum of the "Rent" (excluding
          ------------
     Additional Rent, as defined under the Swanton Lease) due and payable during the applicable period under the Swanton Lease.

     7. Effective as of the consummation of the Merger, Section 11.3.1 of each of the New Hampshire Leases is deleted in its entirety and is restated to thereafter read as follows:

          11.3.1  RENT COVERAGE RATIO OF LESSEE.  For each calendar quarter,
                  -----------------------------
     Lessee and the Swanton Lessee shall maintain a combined Rent Coverage Ratio equal to or greater than 1.25 to 1.

     8. Effective as of the consummation of the Merger, the second paragraph of Section 18.4.2 of each of the New Hampshire Leases is deleted in its entirety and is restated to thereafter read as follows:

          18.4.2  EXERCISE OF OPTION.  The Purchase Option shall permit Lessee
                  ------------------
     to purchase the Leased Property (A) on the ninth (9th) anniversary of the Fixed Term Commencement Date or (B) on the last day of the Fixed Term and each Extended Term (any of such dates hereinafter called a "Purchase Option Date") and shall be exercised by written notice given by Lessee to Lessor (the "Lessee's Purchase Option Notice") at least one hundred eighty (180) days (but not more than two hundred seventy (270) days) prior to the relevant Purchase Option Date. Notwithstanding anything to the contrary set forth in this Lease, Lessee's right to purchase the Leased Property is subject to the further conditions that (I) concurrently with the exercise of the option set forth under this Section 18.4, the Lessee shall have exercised its right to purchase the premises demised under each of the Related Leases in accordance with the provisions of Section 18.4 of each of the Related Leases, (II) concurrently with the exercise of the option set forth under this Section 18.4, the Swanton Lessee shall have exercised its right to purchase the premises demised under the Swanton Lease in accordance with the provisions of Section 18.4 of the Swanton Lease, and
     (III) the conveyance of the Leased Property pursuant to the provisions of this Section 18.4 shall occur simultaneously with the conveyance of the premises demised under each of the Related Leases and the Swanton Lease pursuant to Section 18.4 of each of the Related Leases and the Swanton Lease.

D.   AMENDMENTS TO SWANTON LEASE
     ---------------------------

     1. Effective as of the consummation of the Merger, Section 1.2 of the Swanton Lease is deleted in its entirety and is restated to thereafter read as follows:

          1.2  TERM.  The term of this Lease shall consist of a "Fixed Term",
               ----
     which shall commence on March 31, 1995 (the "Fixed Term Commencement Date") and end on December 31, 2005 (the "Fixed Term Expiration Date"); provided,
                                                                      --------
     however that this Lease may be sooner terminated as hereinafter provided.
     -------
     In addition, Lessee shall have the options to extend the Term (as hereinafter defined) as provided for in Section 1.3.

     2. Effective as of the consummation of the Merger, the Swanton Lease is amended by adding the following paragraph to the end of Section 1.3:

          Notwithstanding anything to the contrary set forth herein, Lessee's rights to exercise the extension options granted in this Section 1.3 are subject to the further condition that concurrently with the exercise of any extension option hereunder, the New Hampshire Lessee shall have exercised its option to extend the terms of all of the New Hampshire Leases in accordance with the provisions of Section 1.3 of each of the New Hampshire Leases.

     3. Effective as of the consummation of the Merger, the Swanton Lease is amended by deleting the definition of "Cash Flow" in its entirety from Article 2 and restating the definition of Cash Flow to thereafter read as follows:

          CASH FLOW:  The Consolidated Net Income (or Consolidated Net Loss) of
          ---------
     Lessee and the New Hampshire Lessee before federal and state taxes for any period plus (I) the amount of the provision for depreciation and
            ----
     amortization actually deducted on the books of the applicable Person for the purposes of computing such Consolidated Net Income (or Consolidated Net
     Loss) for the period involved, plus (II) Rent, plus (III) "Rent" as defined
                                    ----            ----
     under each of the New Hampshire Leases, plus (IV) management fees which are
                                             ----
     fully subordinated to the Lease Obligations pursuant to the Affiliated Party Subordination Agreement, plus (V) management fees which are fully
                                    ----
     subordinated to the "New Hampshire Lease Obligations" (as defined under each of the New Hampshire Leases) pursuant to the "Affiliated Party Subordination Agreement" (as defined under the New Hampshire Leases).

     4. Effective as of the consummation of the Merger, the Swanton Lease is amended by deleting the definition of "Debt Coverage Ratio" in its entirety from
Article 2.

     5. Effective as of the consummation of the Merger, the Swanton Lease is amended by adding the following definition to Article 2 immediately after the term "Net Income (or Net Loss)":

          NEW HAMPSHIRE RENT:  An amount equal to the sum of the "Rent" due and
          ------------------
     payable during the applicable period under the New Hampshire Leases.

     6. Effective as of the consummation of the Merger, the Swanton Lease is amended by adding the following definition to Article 2 immediately after the term "Rent Adjustment Rate":

          RENT COVERAGE RATIO:  The ratio of (I) Cash Flow for each applicable
          -------------------
     period of time to (II) the total of all New Hampshire Rent and Swanton Rent (excluding Additional Rent) paid or payable during such period or accrued for such period.

     7. Effective as of the consummation of the Merger, Section 11.3.1 of the Swanton Lease is deleted in its entirety and is restated to thereafter read as follows:

          11.3.1  RENT COVERAGE RATIO OF LESSEE.  For each calendar quarter,
                  -----------------------------
     Lessee and the New Hampshire Lessee shall maintain a combined Rent Coverage Ratio equal to or greater than 1.25 to 1.

     8. Effective as of the consummation of the Merger, Section 18.4.2 of the Swanton Lease is deleted in its entirety and is restated to thereafter read as follows:

          18.4.2  EXERCISE OF OPTION.  The Purchase Option shall permit Lessee
                  ------------------
     to purchase the Leased Property (A) on the ninth (9th) anniversary of the Fixed Term Commencement Date or (B) on the last day of the Fixed Term and each Extended Term (any of such dates hereinafter called a "Purchase Option Date") and shall be exercised by written notice given by Lessee to Lessor (the "Lessee's Purchase Option Notice") at least one hundred eighty (180) days (but not more than two hundred seventy (270) days) prior to the relevant Purchase Option Date. Notwithstanding anything to the contrary set forth in this Lease, Lessee's right to purchase the Leased Property is subject to the further conditions that (I) concurrently with the exercise of the option set forth under this Section 18.4, the New Hampshire Lessee shall have exercised its right to purchase the premises demised under each of the New Hampshire Leases in accordance with the provisions of Section
     18.4 of each of the New Hampshire Leases and (II) the conveyance of the Leased Property pursuant to the provisions of this Section 18.4 shall occur simultaneously with the conveyance of the premises demised under each of the New Hampshire Leases pursuant to Section 18.4 of each of the New Hampshire Leases.

E.   CONFIRMATION OF GUARANTIES
     --------------------------

     1. By the execution hereof, the Guarantor hereby ratifies, confirms and reaffirms the HHLP Guaranties, which remain in full force and effect notwithstanding and unaffected by this Agreement, except as may be otherwise expressly provided herein..

     2. By the execution hereof, Harborside hereby ratifies, confirms and reaffirms the HHC Guaranties, which remain in full force and effect notwithstanding and unaffected by this Agreement, except as may be otherwise expressly provided herein.

F.   MISCELLANEOUS PROVISIONS
     ------------------------

     1. Each of the Lessees hereby represent and warrant to Lessor that, except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of such Lessee's execution and delivery of this Agreement and the performance of its obligations under the applicable Lease or Leases as amended hereby.

     2. This Agreement shall be deemed to amend the Leases solely as expressly set forth herein, and as amended hereby, the Leases are hereby ratified, approved and confirmed in every aspect and is valid, binding and in full force and effect.

     This Agreement shall not be deemed to amend any of the other "Lease Documents" (as defined under each of the Leases), each of which are hereby ratified, approved and confirmed in every aspect and each of which are valid, binding and in full force and effect notwithstanding and unaffected by this Agreement, except as may be otherwise expressly provided herein.

     3. This Agreement shall be binding upon the Lessees and Lessor and their respective successors and assigns.

     4. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     5. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one original and all of which shall constitute one and the same instrument.

     WITNESS the execution hereof under seal as of the day and year first above written.


WITNESSES:                             NEW HAMPSHIRE LESSEE:
---------                              --------------------

                                       HARBORSIDE NEW HAMPSHIRE
                                       LIMITED PARTNERSHIP, a
                                       Massachusetts limited
                                       partnership

/s/ Martin J. Damian Jr.               By:  Harborside Toledo Corp.,
-----------------------------
Name: Martin J. Damian, Jr.            a Massachusetts corporation, its sole
                                             General Partner


/s/ Kathryn Wellock                       By: /s/ William H. Stephan
------------------------------                ----------------------------
Name: Kathryn Wellock                         NAME: William H. Stephan
                                              Title: Treaurer


WITNESSES:                             SWANTON LESSEE:
---------                              --------------

                                       HARBORSIDE TOLEDO LIMITED
                                       PARTNERSHIP, a Massachusetts
                                       limited partnership

/s/ Martin J. Damian Jr.               By:  Harborside Toledo Corp.,
-----------------------------
Name: Martin J. Damian, Jr.            a Massachusetts corporation, its sole
                                            General Partner

/s/ Kathryn Wellock                       By: /s/ William H. Stephan
------------------------------                ----------------------------
Name: Kathryn Wellock                         NAME: William H. Stephan
                                              TITLE: Treasurer

WITNESSES:                            HHCI LESSEE:
---------                             -----------

                                      HHCI LIMITED PARTNERSHIP, a
                                      Massachusetts limited partnership


/s/ Martin J. Damian Jr.              By:  Harborside Toledo Corp.,
-----------------------------
Name: Martin J. Damian, Jr.           a Massachusetts corporation, its sole
                                           General Partner


/s/ Kathryn Wellock                        By: /s/ William H. Stephan
------------------------------                 ----------------------------
Name: Kathryn Wellock                          NAME: William H. Stephan
                                               TITLE: Treasurer


WITNESSES:                            GUARANTOR:
---------                             ---------

                                      HARBORSIDE HEALTHCARE
                                      LIMITED PARTNERSHIP, a
                                      Massachusetts limited partnership

/s/ Martin J. Damian Jr.              By: KHI CORPORATION, a Delaware
-----------------------------
Name: Martin J. Damian, Jr.           corporation, its sole general partner


/s/ Kathryn Wellock                   By: /s/ William H. Stephan
------------------------------            ----------------------------
Name: Kathryn Wellock                           William H. Stephan
                                          TITLE: Treasurer

WITNESSES:                            HARBORSIDE
---------                             ----------

                                      HARBORSIDE HEALTHCARE
                                      CORPORATION, a Delaware corporation



/s/ Martin J. Damian Jr.              By: /s/ William H. Stephan
-----------------------------             ----------------------------
Name: Martin J. Damian, Jr.                      William H. Stephan
                                          TITLE: Senior Vice President
                                                 and Chief Financial Officer


/s/ Kathryn Wellock
------------------------------
Name: Kathryn Wellock

WITNESS:                                     LESSOR:
-------                                      ------

                                             MEDITRUST COMPANY LLC, a
                                             Delaware limited liability company

/s/ Kim M. Priesing                          By: /s/ Michael F. Bushee
-------------------------------                  ------------------------------
Name: Kim M. Priesing                               Michael F. Bushee
                                             Title: Chief Operating Officer


/s/ Richard W. Pomroy
-------------------------------
Name: Richard W. Pomroy

                                   EXHIBIT A
                                   ---------

                              NEW HAMPSHIRE LEASES


1. Facility Lease Agreement, dated as of January 1, 1996, by and between the New Hampshire Lessee, as lessee, and Meditrust-NH, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Applewood Lease"), relating to the real property and the improvements located thereon located at 8 Snow Road, Winchester, New Hampshire, more particularly described in the Applewood Lease.

2. Facility Lease Agreement, dated as of January 1, 1996, by and between the New Hampshire Lessee, as lessee, and Meditrust-NH, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Crestwood Lease"), relating to the real property and the improvements located thereon located at 40 Crosby Street, Milford, New Hampshire, more particularly described in the Crestwood Lease.

3. Facility Lease Agreement, dated as of January 1, 1996, by and between the New Hampshire Lessee, as lessee, and Meditrust-NH, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Milford Lease"), relating to the real property and the improvements located thereon located at 71 Elm Street, Milford, New Hampshire, more particularly described in the Milford Lease.

4. Facility Lease Agreement, dated as of January 1, 1996, by and between the New Hampshire Lessee, as lessee, and Meditrust-Bedford, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Northwood Lease"), relating to the real property and the improvements located thereon located at 30 Colby Court, Bedford, New Hampshire, more particularly described in the Northwood Lease.

5. Facility Lease Agreement, dated as of January 1, 1996, by and between the New Hampshire Lessee, as lessee, and Meditrust-NH, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Pheasant Wood Lease"), relating to the real property and the improvements located thereon located at Pheasant Road,

   Peterborough, New Hampshire, more particularly described in the Pheasant Wood Lease.

6. Facility Lease Agreement, dated as of January 1, 1996, by and between the New Hampshire Lessee, as lessee, and Meditrust-NH, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Westwood Lease"), relating to the real property and the improvements located thereon located at 298 Main Street, Keene, New Hampshire, more particularly described in the Westwood Lease.

                                   EXHIBIT B
                                   ---------

                                 SWANTON LEASE

  Facility Lease Agreement by and between the Meditrust-OH, as lessor and the Swanton Lessee, as lessee, dated as of March 31, 1995, as amended by that certain First Amendment to Facility Lease Agreement dated as of December 31, 1995, and as further amended by that certain Second Amendment to Facility Lease Agreement, dated as of May 17, 1996, (as so amended, and as the same may hereafter be amended, modified, revised, renewed and/or replaced, the "Swanton Lease"), relating to the real property and all of the improvements now or hereafter located thereon at 401 West Airport Highway, Swanton, Fulton County.

                                   EXHIBIT C
                                   ---------

                                  HHCI LEASES

1. Facility Lease Agreement, dated as of December 31, 1995, by and between the HHCI Lessee, as lessee, and Meditrust-FL, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996, as further amended by that certain Second Amendment to Facility Lease Agreement, dated as of May 8, 1997 and as further amended by that certain Third Amendment to Facility Lease, dated as of May 9, 1997 (as so amended, the "Naples Lease"), relating to the real property and the improvements located thereon located at 2900 Twelfth Street North, Naples, Florida, more particularly described in the Naples Lease.

2. Facility Lease Agreement, dated as of December 31, 1995, by and between the HHCI Lessee, as lessee, and Meditrust-Tri-States, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996, as further amended by that certain Second Amendment to Facility Lease Agreement, dated as of May 8, 1997 and as further amended by that certain Third Amendment to Facility Lease, dated as of May 9, 1997 (as so amended, the "New Haven Lease"), relating to the real property and the improvements located thereon located at 1201 Daly Drive, New Haven, Indiana, more particularly described in the New Haven Lease.

3. Facility Lease Agreement, dated as of December 31, 1995, by and between the HHCI Lessee, as lessee, and Meditrust-OH, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996, as further amended by that certain Second Amendment to Facility Lease Agreement, dated as of May 8, 1997 and as further amended by that certain Third Amendment to Facility Lease, dated as of May 9, 1997 (as so amended, the "Troy Lease"), relating to the real property and the improvements located thereon located at 512 Crescent Drive, Troy, Ohio, more particularly described in the Troy Lease.

4. Facility Lease Agreement, dated as of December 31, 1995, by and between the HHCI Lessee, as lessee, and Meditrust-NJ, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996, as further amended by that certain Second Amendment to Facility Lease Agreement, dated as of May 8, 1997 and as further amended by that certain Third Amendment to Facility Lease, dated as of May 9, 1997 (as so amended, the "Woods Edge Lease"), relating to the real property and the improvements located thereon located at 875 Route 202/206 North Bridgewater, New Jersey, more particularly described in the Woods Edge Lease.

5. Facility Lease Agreement, dated as of December 31, 1995, by and between the HHCI Lessee, as lessee, and Meditrust-FL, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Pinebrook Lease"), relating to the real property and the improvements located thereon located at 1240 Pinebrook Road, Venice, Florida, more particularly described in the Pinebrook Lease.

6. Facility Lease Agreement, dated as of December 31, 1995, by and between the HHCI Lessee, as lessee, and Meditrust-FL, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Sarasota Lease"), relating to the real property and the improvements located thereon located at 4602 Northgate Court, Sarasota, Florida, more particularly described in the Sarasota Lease.

7. Facility Lease Agreement, dated as of December 31, 1995, by and between the HHCI Lessee, as lessee, and Meditrust-Tri-States, as lessor, as amended by that certain First Amendment to Facility Lease Agreement, dated as of May 17, 1996 and as further amended by that certain Second Amendment to Facility Lease, dated as of January 1, 1997 (as so amended, the "Indianapolis Lease"), relating to the real property and the improvements located thereon located at 8201 West Washington Street, Indianapolis, Indiana, more particularly described in the Indianapolis Lease.

                                   EXHIBIT D
                                   ---------

                                HHLP GUARANTIES

1. Guaranty, dated as of March 31, 1995, executed by the Guarantor for the benefit of Meditrust-OH, relating to the Swanton Lease.

2. Guaranty, dated as of January 1, 1996, executed by the Guarantor for the benefit of Meditrust-NH, relating to the Applewood Lease.

3. Guaranty, dated as of January 1, 1996, executed by the Guarantor for the benefit of Meditrust-NH, relating to the Crestwood Lease.

4. Guaranty, dated as of January 1, 1996, executed by the Guarantor for the benefit of Meditrust-NH, relating to the Milford Lease.

5. Guaranty, dated as of January 1, 1996, executed by the Guarantor for the benefit of Meditrust-Bedford, relating to the Northwood Lease.

6. Guaranty, dated as of January 1, 1996, executed by the Guarantor for the benefit of Meditrust-NH, relating to the Pheasant Wood Lease.

7. Guaranty, dated as of January 1, 1996, executed by the Guarantor for the benefit of Meditrust-NH, relating to the Westwood Lease.

8. Guaranty, dated as of December 31, 1995, executed by the Guarantor for the benefit of Meditrust-FL, relating to the Naples Lease.

9. Guaranty, dated as of December 31, 1995, executed by the Guarantor for the benefit of Meditrust-Tri-States relating to the New Haven Lease.

10. Guaranty, dated as of December 31, 1995, executed by the Guarantor for the benefit of Meditrust-OH, relating to the Troy Lease.

11. Guaranty, dated as of December 31, 1995, executed by the Guarantor for the benefit of Meditrust-NJ, relating to the Woods Edge Lease.

12. Guaranty, dated as of December 31, 1995, executed by the Guarantor for the benefit of Meditrust-FL, relating to the Pinebrook Wood Lease.

13. Guaranty, dated as of December 31, 1995, executed by the Guarantor for the benefit of Meditrust-FL, relating to the Sarasota Lease.

14. Guaranty, dated as of December 31, 1995, executed by the Guarantor for the benefit of Meditrust-Tri-States, relating to the Indianapolis Lease.

                                   EXHIBIT E
                                   ---------

                                 HHC GUARANTIES

1. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-NH, relating to the Applewood Lease.

2. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-NH, relating to the Crestwood Lease.

3. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-NH, relating to the Milford Lease.

4. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-Bedford, relating to the Northwood Lease.

5. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-NH, relating to the Pheasant Wood Lease.

6. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-NH, relating to the Westwood Lease.

7. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-OH, relating to the Swanton Lease.

8. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-FL, relating to the Naples Lease.

9. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-Tri-States, relating to the New Haven Lease.

10. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-OH, relating to the Troy Lease.

11. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-NJ, relating to the Woods Edge Lease.

12. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-FL, relating to the Pinebrook Wood Lease.

13. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-FL, relating to the Sarasota Lease.

14. Guaranty, dated as of May 17, 1996, executed by Harborside for the benefit of Meditrust-Tri-States, relating to the Indianapolis Lease.